                                                                    Exhibit 10.1





                          CONVERTIBLE LOAN AGREEMENT

                                    between

                                TEAMVEST, INC.

                                      and

                        ELECTRONIC MARKET CENTER, INC.

                                  dated as of

                                August 9, 2000

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
Background Statement ...........................................................................        1
Statement of Agreement .........................................................................        1

                                                ARTICLE I
                                                 THE LOAN

Section 1.1     The Loan........................................................................        1
Section 1.2     Note............................................................................        1
Section 1.3     Interest........................................................................        1
Section 1.4     Prepayment......................................................................        2
Section 1.5     Maturity........................................................................        2
Section 1.6     Conversion......................................................................        2
Section 1.7     Payments........................................................................        5

                                                ARTICLE II
                                              EFFECTIVENESS

Section 2.1     Effectiveness...................................................................        6

                                               ARTICLE III
                              REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1     Organization, Existence.........................................................        6
Section 3.2     Authorization, Enforceability, Consents.........................................        6
Section 3.3     Subsidiaries....................................................................        7
Section 3.4     Capitalization..................................................................        7
Section 3.5     Financial Statements............................................................        7
Section 3.6     No Conflict.....................................................................        7
Section 3.7     Litigation......................................................................        8
Section 3.8     Offering Exempt.................................................................        8
Section 3.9     Title to Properties and Assets, etc.............................................        8
Section 3.10    Compliance with Laws............................................................        9
Section 3.11    Disclosure......................................................................        9

                                                 ARTICLE IV
                               REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Section 4.1     Authorization, Enforceability...................................................          8
Section 4.2     Investment Intent...............................................................          9
Section 4.3     Experience......................................................................          9
Section 4.4     Accredited Investor.............................................................          9
Section 4.5     No Public Market................................................................          9
Section 4.6     No Transfer.....................................................................          9
Section 4.7     Business Location...............................................................         10

                                                 ARTICLE V
                                                 COVENANTS

Section 5.1     Financial and Business Reporting................................................         10
Section 5.2     Inspection......................................................................         10
Section 5.3     Confidentiality.................................................................         11
Section 5.4     Registration Rights.............................................................         11

                                                 ARTICLE VI
                                      RESTRICTIONS ON TRANSFER; LEGEND

Section 6.1     Restrictions on Transfer........................................................         11
Section 6.2     Legend..........................................................................         11

                                                ARTICLE VII
                                               MISCELLANEOUS

Section 7.1     Survival of Representations, Warranties, Agreements, etc........................         12
Section 7.2     Expenses; Brokers...............................................................         12
Section 7.3     Further Assurances..............................................................         12
Section 7.4     Successors and Assigns..........................................................         12
Section 7.5     Entire Agreement................................................................         12
Section 7.6     Notices.........................................................................         13
Section 7.7     Amendments, Waivers.............................................................         14
Section 7.8     Interpretation..................................................................         14
Section 7.9     Headings........................................................................         14
Section 7.10    Governing Law...................................................................         14
Section 7.11    Severability....................................................................         14
Section 7.12    Counterparts....................................................................         14
Section 7.13    Public Announcements............................................................         14

Exhibits
--------

Exhibit A         Form of Convertible Promissory Note

Schedules
---------

Schedule A        Schedule of Exceptions

                          CONVERTIBLE LOAN AGREEMENT

          THIS CONVERTIBLE LOAN AGREEMENT (this "Agreement"), dated as of the 9th day of August, 2000, is made between TEAMVEST, INC., a Delaware corporation with its principal offices in Charlotte, North Carolina (the "Company"), and ELECTRONIC MARKET CENTER, INC., a Delaware corporation with its principal offices in Hartford, Connecticut (the "Investor").

                             Background Statement
                             --------------------

          WHEREAS, the Company and the Investor are parties to an Operating Agreement, dated as of the date hereof (the "Operating Agreement"), pursuant to which the Company and the Investor have agreed to certain terms and conditions with respect to a strategic alliance between the Company and the Investor.

                            Statement of Agreement
                            ----------------------

          NOW, THEREFORE, in consideration of the execution of the Operating Agreement and the premises and the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   THE LOAN

     Section 1.1  The Loan. On the terms and subject to the conditions set forth
                  --------
herein, the Investor shall make a loan to the Company in the principal amount of $2,000,000 (the "Loan"). An initial amount of $800,000 will be made available by the Investor to the Company on August 9, 2000 and the remaining $1,200,000 will be made available by the Investor to the Company in one or more installments as requested by the Company. The Company agrees to draw down the entire principal amount of the Loan by December 31, 2000.

     Section 1.2  Note. The Loan shall be evidenced by a convertible promissory
                  ----
note made by the Company to the Investor in the principal amount of $2,000,000, to be dated the Effective Date (as hereinafter defined) and to be issued in substantially the form of Exhibit A attached hereto (as amended, modified or
                          ---------
supplemented from time to time, the "Note").

     Section 1.3  Interest.  Subject to the terms and conditions hereof, the
                  --------
Company promises to pay interest on the outstanding principal balance of the Note at a rate per annum equal to Six-Month LIBOR (as hereinafter defined) as in effect from time to time. Interest shall accrue from August 9, 2000 or the date on which advances are made by the Investor to the Company until repayment or conversion of the outstanding principal balance of the Note in full and shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days (including the first day, but excluding the last day) elapsed. Accrued interest shall be due and payable in full on the Maturity Date or, if earlier, upon prepayment pursuant to Section 1.4 hereof or upon conversion of the outstanding principal balance of the

Note pursuant to Section 1.6 hereof. As used herein, "Six-Month LIBOR" shall mean the British Banker's Association average of interbank offered rates for six-month contracts covering U.S. dollar deposits in the London market, as published in The Wall Street Journal (Charlotte, North Carolina edition) on
             -----------------------
August 9, 2000 and as so published on each six-month anniversary of such date until all outstanding principal of and all accrued and unpaid interest on the Note shall have been paid in full, as adjusted on each such six-month anniversary to conform to changes in such published average rate. If such average rate shall not be so published on any such six-month anniversary, then the applicable rate under the Note shall be such average rate as so published on the next preceding date of publication (but shall not be adjusted to conform to any change in such published average rate until such six-month anniversary).

     Section 1.4  Prepayment. The Company may at any time, with the written
                  ----------
consent of the Investor, prepay all or a portion of the outstanding principal balance of the Note without premium or penalty, provided that interest on the
                                                --------
principal amount prepaid accrued to the date of prepayment shall be paid on such date.

     Section 1.5  Maturity. Unless sooner converted, or unless and to the extent
                  --------
sooner prepaid, in each case as set forth herein, all outstanding principal of and all accrued and unpaid interest on the Note shall be due and payable on December 31, 2000 (the "Maturity Date").

     Section 1.6  Conversion.
                  ----------

          1.6.1   Automatic Conversion.
                  --------------------

                  (a) Unless and to the extent sooner paid, the Conversion Amount (as hereinafter defined) shall, on the thirtieth day after all proceeds of the Loan have been drawn down and expended by the Company, automatically be converted into common stock of the Company ("Common Stock"). The Company will in good faith notify the Investor when the Loan has been expended. As used herein, "Conversion Amount" shall mean, to the extent not sooner paid or converted, the Loan together with (subject to the proviso below) all accrued and unpaid interest thereon; provided that the Company may, at its option, pay all accrued
                  --------
and unpaid interest in cash at the time of conversion.

                  (b) Unless and to the extent not sooner paid, the Conversion Amount shall, on the Maturity Date, automatically be converted into Common Stock.

          1.6.2   Optional Conversion.
                  -------------------

                  (a) Unless and to the extent not sooner paid, the Investor may, with the consent of the Company (which may, in the sole discretion of the Company, be withheld), elect to convert all (but not less than all) of the Conversion Amount into shares of Common Stock at any time.

                  (b) To exercise its right of conversion under this Section 1.6.2, the Investor shall deliver to the Company written notice of its election to effect such conversion. The Company shall have ten (10) days to accept or reject such notice, and if such notice is accepted by the Company (which shall be deemed to have occurred if the Company has not rejected the notice within ten (10) days of receipt), the Investor shall deliver to the Company the Note, duly endorsed for transfer, along with any amount of the Loan not yet drawn down by the Company.

          1.6.3  Conversion Price.
                 ----------------

                 (a) The number of shares of Common Stock into which the Conversion Amount may be converted shall be equal to the number obtained by dividing (i) the Conversion Amount at the time of conversion by (ii) $2.553 (the amount in this clause (ii), the "Conversion Price" per share of Common Stock), subject to adjustment as provided herein.

                 (b) The Conversion Price, and the number of shares of Common Stock into which the Note may be converted pursuant to Sections 1.6.1 or 1.6.2, shall be subject to adjustment from time to time as follows:

                      (i) If the Company shall, at any time and from time to time after the date hereof and prior to the date of conversion under Sections 1.6.1 or 1.6.2, take a record of the holders of its Common Stock for the purpose of entitling them to receive, or otherwise declare or distribute, a dividend payable in or other distribution of additional shares of Common Stock, or split or subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then in each such case the Conversion Price in effect immediately prior to such action shall thereby be proportionately reduced and the number of shares of Common Stock receivable upon conversion pursuant to Sections 1.6.1 or 1.6.2 shall thereby be proportionately increased; and conversely, if the Company shall, at any time and from time to time on or after the date hereof and prior to the date of conversion under Sections 1.6.1 or 1.6.2, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall thereby be proportionately increased and the number of shares of Common Stock receivable upon conversion pursuant to Sections
          1.6.1 or 1.6.2 shall thereby be proportionately decreased.

                      (ii) In the event that, at any time and from time to time on or after the date hereof and prior to the date of conversion under Sections 1.6.1 or 1.6.2, the holders of Common Stock (or any shares of stock or other securities at the time receivable upon conversion hereof pursuant to Sections 1.6.1 or 1.6.2) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, securities or other property of the Company (other than cash and other than Common Stock) by way of dividend or distribution, then and in each case, the Investor shall, upon conversion hereof pursuant to Sections 1.6.1 or 1.6.2, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such securities or other property of the Company (other than cash and other than Common Stock) that the Investor would hold on the date of such conversion had it been the holder of record of such shares of Common

          Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all such other securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 1.6.1 or 1.6.2.

                      (iii) In the event that, at any time and from time to time after the date hereof and prior to the date of conversion under Sections 1.6.1 or 1.6.2, the Company issues any Common Stock for a per share consideration less than the Conversion Price in effect at such time, then the Conversion Price shall be reduced to a price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding (including for this purpose the number of shares of Common Stock into which this Note is then convertible pursuant to Sections 1.6.1 or 1.6.2) immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received for such issuance would purchase at the Conversion Price, and the denominator of which shall be the total number of shares of outstanding Common Stock (calculated as described hereinabove) immediately after such issuance, and the number of shares of Common Stock receivable upon conversion pursuant to Sections 1.6.1 or 1.6.2 shall be adjusted to be equal to the number of shares obtained by multiplying the Conversion Price in effect immediately prior to such issuance by the number of shares issuable upon such conversion immediately prior to such issuance, and dividing the product by the Conversion Price resulting from the adjustment described in this clause (iii). The provisions of this clause (iii) shall not apply, however, to (A) any issuance of Common Stock for which an adjustment is provided under clause (i) above, (B) any issuance or sale of Common Stock pursuant to the exercise of stock options, warrants, rights or convertible securities issued and outstanding as of the date hereof or (C) any issuance or sale of Common Stock to employees and directors of the Company pursuant to employee benefit plans up to an amount not exceeding, at any time, 20% of the sum of (y) all shares of Common Stock outstanding at such time plus (z) the shares of Common Stock so issued to employees and directors or issuable to employees and directors upon exercise of options, rights or warrants issued pursuant to such plans.

          1.6.4  Effect of Conversion; Certain Obligations.
                 -----------------------------------------

                 (a)  The automatic conversion of the Note pursuant to Section
1.6.1 hereof shall be effective on the Maturity Date without any further action on the part of the Investor or the Company and whether or not the Note is surrendered to the Company. The optional conversion of the Note pursuant to
Section 1.6.2 hereof shall be effective on the date of acceptance by the Company of the notice required by Section 1.6.2(b) hereof and shall not require any further action on the part of the Company or the Investor. The Company shall not be obligated to issue certificates evidencing the equity securities issuable upon any conversion unless (i) the Investor notifies the Company that the Note has been lost, stolen or destroyed and delivers to the Company an indemnity agreement or security reasonably satisfactory in form and amount to the Company and reimburses the Company for all reasonable expenses incidental thereto, or (ii) the Note is delivered to the Company. The Company shall, as soon as practicable after such delivery, or after such security or agreement and indemnification is provided, issue and deliver to the Investor a certificate or certificates for the equity securities to which the Investor shall be entitled as the result of conversion. The person or persons entitled to receive equity securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date. The Company may, at its option in lieu of any fractional shares that would otherwise be issuable, make a cash payment to the Investor equal to the product of such fraction multiplied by the applicable purchase price (or Conversion Price) of one share of Common Stock

                  (b) If, prior to conversion of the Note pursuant to Sections
1.6.1 or 1.6.2 hereof, there shall be any merger, consolidation, exchange of securities, conversion, recapitalization, reorganization, or other similar event, as a result of which equity securities of the Company shall be changed or converted into or exchanged for the same or a different number or amount of shares or other equity securities of the same or another class or type of equity or other securities of the Company or another entity, then the Investor shall thereafter have the right to receive upon the basis and upon the terms and conditions specified in this Agreement and in lieu of the equity securities immediately theretofore receivable upon conversion of the Note pursuant to such Section, such equity securities and/or other securities as may be issued or payable with respect to or in exchange for the amount of equity securities immediately theretofore receivable upon conversion of the Note pursuant to such Section had such merger, consolidation, exchange of securities, conversion, recapitalization or reorganization not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Investor to the end that the provisions hereof shall thereafter be applicable, as nearly as may be practicable, in relation to any equity securities or shares of stock or other securities thereafter deliverable upon conversion of the Note pursuant to such Section.

                  (c) Whenever the Conversion Price or number or type of securities issuable upon conversion of the Note pursuant to Sections 1.6.1 or
1.6.2 is adjusted as herein provided, the Company shall promptly deliver to the Investor a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     Section 1.7  Payments. All payments of principal of and interest on the
                  --------
Note shall be made in lawful money of the United States of America to the Investor at its address for notices as provided in Section 7.6 hereof or, in the event of any assignment or other transfer of the Note, to the assignee or transferee at its address as provided in writing to the Company.

                                  ARTICLE II

                                 EFFECTIVENESS

     Section 2.1  Effectiveness. This Agreement shall become effective on the
                  -------------
date upon which the following conditions have been satisfied (the "Effective Date"):

                 (a) The Company shall execute and deliver the Note to the Investor; and

                 (b) The Company shall deliver to the Investor (i) a copy, certified as of a recent date by the Secretary of State of Delaware, of the Certificate of Incorporation of the Company, (ii) copies, certified by the Secretary or an Assistant Secretary of the Company, of the Bylaws of the Company and resolutions adopted by the Company's Board of Directors authorizing the execution and delivery of this Agreement and the Note and the performance by the Company of its obligations hereunder and thereunder, and (iii) a good standing certificate for the Company, issued as of a recent date by the Secretary of State of Delaware.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Investor as follows:

     Section 3.1  Organization, Existence. The Company is a corporation duly
                  -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware, has all corporate power and authority necessary to conduct its business as now conducted and as proposed to be conducted, to own or lease the properties and assets it now owns or holds under lease, and to enter into and perform its obligations under this Agreement and the Note, and is duly qualified to conduct business as a foreign corporation in each jurisdiction except where the failure so to qualify would not have a material adverse effect upon the condition (financial or otherwise), results of operations, business, prospects or assets of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

     Section 3.2  Authorization, Enforceability, Consents.  The execution,
                  ---------------------------------------
delivery and performance by the Company of this Agreement and the Note have been duly authorized by all necessary corporate action on the part of the Company. Each of this Agreement and the Note constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Subject to the accuracy of the representations set forth in
Article IV hereof, no consent, approval, authorization or order of, or filing or registration with, any federal or state court or governmental or regulatory agency or board is or will be required in connection with the execution and delivery of this Agreement and the Note and the consummation of the transactions contemplated hereby, except (a) the filing of a Notice of Sale of Securities Pursuant to Regulation D or Section 4(6) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and (b) the filing of a copy of such notice with the North Carolina Securities Administrator and/or such other filings as may be required under other applicable state securities or blue sky laws, which filings, if required, will be accomplished in a timely manner promptly after the Effective Date.

     Section 3.3  Subsidiaries. The Company has no subsidiaries and does not
                  ------------
own, directly or indirectly, any capital stock or other proprietary interest in any corporation, association, trust, partnership, joint venture, limited liability company or other entity.

     Section 3.4  Capitalization. Schedule 3.4 of the Schedule of Exceptions
                  --------------
attached hereto as Exhibit A (the "Schedule of Exceptions") lists the names of each stockholder of the Company and the type and number of shares of capital stock owned by such stockholder. Except as set forth in Schedule 3.4, there are no outstanding options, warrants, conversion privileges, preemptive rights or other rights or agreements for the purchase or acquisition from the Company of any equity interest in or other securities of the Company,

     Section 3.5  Financial Statements. The Company is the successor by merger
                  --------------------
to TeamVest, LLC, a North Carolina limited liability company ("Old TeamVest"). The Company has delivered to the Investor (i) the audited consolidated balance sheet of Old TeamVest as of December 31, 1999 and the audited consolidated statement of operations for the fiscal year then ended and (ii) the unaudited consolidated balance sheet for the Company as of May 31, 2000 and the unaudited consolidated statement of operations for the five-month period then ended (collectively, the "Financial Statements"). Except as set forth in Schedule 3.5 of the Schedule of Exceptions, the Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, and present fairly the consolidated financial condition and position of Old TeamVest as of the date thereof (subject, in the case of interim financial statements, to normal year-end adjustments and to the absence of footnotes required under generally accepted accounting principles). Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statements.

     Section 3.6  No Conflict. The execution, delivery and performance by the
                  -----------
Company of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate its Certificate of Incorporation or Bylaws, (ii) conflict with or constitute a material breach of or default under any agreement, indenture, mortgage or other instrument to which the Company is a party or by which it or its properties are bound, (iii) violate any material law, regulation, judgment, order or decree applicable to the Company or (iv) result in the creation or imposition of any lien or encumbrance upon any property of the Company.

     Section 3.7  Litigation. There is no civil, criminal or administrative
                  ----------
action, suit, claim, notice, hearing, inquiry, proceeding or investigation at law or in equity by or before any court, arbitrator or similar panel, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company or its assets or seeking to enjoin or questioning the validity of this Agreement or the transactions contemplated hereby.

     Section 3.8  Offering Exempt. Subject to the accuracy of the
                  ---------------
representations set forth in Article IV hereof, the offer and issuance of the Note pursuant to this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act or the registration and qualification requirements of applicable state securities or blue sky laws.

     Section 3.9  Title to Properties and Assets, etc. The Company has good and
                  -----------------------------------
marketable title to, or holds under valid lease, all of its properties and assets used in and material to its business, subject to no mortgage, lien or other encumbrance other than (i) those resulting from taxes which have not yet become delinquent and (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company. To the Company's knowledge (but without having conducted any special investigation or patent search), the Company has sufficient legal rights to all patents, copyrights, trade secrets, information, proprietary rights and processes necessary for and material to its business as now conducted without any conflict with or infringement of the rights of others, and the Company has not received any written communication alleging that the Company has violated or infringed any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

     Section 3.10 Compliance with Laws. The Company is in compliance with all
                  --------------------
statutes, laws, regulations, decrees and orders of any governmental or regulatory authority or body applicable to it or to the conduct of its business and has all governmental permits, approvals and licenses necessary to conduct its business as now conducted except where the failure so to be in compliance or to obtain such permits, licenses and approvals would not have a Material Adverse Effect.

     Section 3.11 Disclosure. This Agreement and all other written documentation
                  ----------
provided by the Company to the Investor in connection with the transactions contemplated hereby, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements included in such documentation, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to the Company as follows:

     Section 4.1  Authorization, Enforceability. The Investor has all corporate
                  -----------------------------
power and authority necessary to enter into and perform its obligations under this Agreement and the Operating Agreement. The execution, delivery and performance by the Investor of this Agreement and the Operating Agreement have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement and the Operating Agreement constitute legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.2  Investment Intent. This Agreement is made with the Investor in
                  -----------------
reliance upon the Investor's representations to the Company set forth in this
Article IV, evidenced by the Investor's execution of this Agreement, that the Investor has made the Loan and is acquiring the

Note and the equity securities of the Company issuable upon conversion of the Note (the Note and such equity securities, collectively, the "Securities") for investment for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

     Section 4.3  Experience. The Investor (i) has such knowledge and experience
                  ----------
in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities, (ii) is able to bear the economic risks of such investment and (iii) has been furnished with and has had access to such information as it has considered necessary to make a determination as to the purchase of the Securities, together with such additional information as it has considered necessary to verify the accuracy of the information supplied.

     Section 4.4  Accredited Investor. The Investor is an "accredited investor"
                  -------------------
within the meaning of such term under Regulation D promulgated under the Securities Act.

     Section 4.5  No Public Market. The Investor understands that the Securities
                  ----------------
may not be sold, transferred or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities or blue sky laws unless an exemption from such registration and qualification is available, and that in the absence of such registration and qualification or such exemption, the Securities must be held indefinitely. In particular, the Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") except in limited amounts and in accordance with all of the terms and conditions of such Rule, including a requirement as to the availability to the public of current information about the Company. The Investor understands (i) that such information is not now available to the public and the Company has no present plans to make such information available to the public and (ii) that no public market now exists for any of the Securities and that it is possible that a public market will never exist for any of the Securities.

     Section 4.6  No Transfer. The investor acknowledges that the sale, transfer
                  -----------
or other disposition of the Securities is subject to the restrictions set forth in Section 6.1 hereof and agrees that in no event will it sell, transfer or otherwise dispose of any of the Securities except in compliance with such restrictions and in a manner consistent with its representations herein.

     Section 4.7  Business Location. The office or offices of the Investor in
                  -----------------
which its investment decision was made is located in the Commonwealth of Pennsylvania.

                                   ARTICLE V

                                   COVENANTS

     Section 5.1  Financial and Business Reporting. The Company will furnish the
                  --------------------------------
Investor:

                  (a) as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, an audited consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and audited consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its subsidiaries for such year, all prepared in accordance with generally accepted accounting principles consistently applied and in reasonable detail, and accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company;

                  (b) as soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal quarter and consolidated statements of income, changes in stockholders' equity and cash flows of the Company and its subsidiaries for such fiscal quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments and to the absence of footnotes required under generally accepted accounting principles) and in reasonable detail;

                  (c) as soon as available and in any event at least thirty (30) days prior to the beginning of each fiscal year, an annual budget and business and operating plan for such fiscal year for the Company and its subsidiaries; and

                  (d) promptly upon request, such other information about the business, condition (financial or otherwise) or operations of the Company as the Investor may from time to time reasonably request.

     Section 5.2  Inspection. For so long as at least $2,000,000 in principal is
                  ----------
outstanding under the Note or the Investor shall hold at least 300,000 shares of Common Stock (adjusted to give effect to stock dividends, stock splits, recapitalizations and the like), the Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such books, records, contracts and other information as it may reasonably request, all at such reasonable times and as often as may be reasonably requested.

     Section 5.3  Confidentiality. The Investor covenants and agrees that any
                  ---------------
information provided to the Investor pursuant to or in connection with this Agreement regarding the operations or prospective operations of the Company or any of its subsidiaries shall be deemed confidential information and the Investor agrees to use its commercially reasonable best efforts to prevent the disclosure to any person (excluding its officers, employees, agents or counsel, but only to the extent it advises such employees, agents or counsel of the confidential nature of such information and takes reasonable actions to prevent the subsequent disclosure of such information by such employees, agents and counsel) of any such confidential information disclosed to it, provided that
                                                               --------
such information may be disclosed (i) to the extent required by law or by a governmental agency, regulatory or supervisory authority or court having jurisdiction over it (in which case the Investor shall provide the Company notice of such intended disclosure as far in advance of such disclosure as is reasonably possible), (ii) to persons in connection with potential business transactions between such persons and the Investor believed by the Investor in good faith to be in the interests of the Company and upon appropriate arrangements obligating such persons to keep such information confidential, and (iii) in connection with the enforcement of its rights hereunder. The obligation of confidentiality set forth in this Section shall not apply to information that (i) now or hereafter comes into the public domain without breach of this Agreement, (ii) is demonstrated by the Investor to be previously known to or developed by it prior to the disclosure of said confidential information or (iii) is demonstrated by the Investor to have been received from a third party without similar restrictions and without breach of this Agreement.

     Section 5.4  Registration Rights. In the event of a conversion of the Note
                  -------------------
by the Company pursuant to Sections 1.6.1 or 1.6.2 hereof, the Company agrees that it will enter into a registration rights agreement with the Investor pursuant to which it will grant to the Investor piggyback registration rights with respect to the Securities on customary terms and conditions.


                                  ARTICLE VI

                       RESTRICTIONS ON TRANSFER; LEGEND

     Section 6.1  Restrictions on Transfer. The Investor agrees that the
                  ------------------------
Securities may not be sold, transferred or otherwise disposed of unless (i) a registration statement with respect thereto has become effective under the Securities Act and such registration or qualification as may be necessary under any applicable state securities laws has become effective, or (ii) the Company has been furnished with an opinion of counsel satisfactory to the Company that such registration is not required.

     Section 6.2  Legend. The Note and any notes issued in exchange or
                  ------
substitution therefor, in whole or in part, shall bear the following legend (and any certificates issued to evidence any equity securities issued upon conversion thereof shall bear such legend, appropriately modified):

     THE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF
     MAY BE MADE UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT
     HERETO OR THERETO HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT
     AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER ANY APPLICABLE STATE SECURITIES LAWS HAS BECOME EFFECTIVE, OR (2) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  ARTICLE VII

                                 MISCELLANEOUS

     Section 7.1  Survival of Representations, Warranties, Agreements, etc. All
                  --------------------------------------------------------
representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby; provided, however, that the covenants
                                         --------  -------
and agreements set forth in Article V hereof (other than in Section 5.4 hereof) shall terminate upon the consummation by the Company of its first underwritten public offering of its equity securities registered under the Securities Act.

     Section 7.2  Expenses; Brokers. Each of the Company and the Investor shall
                  -----------------
pay all costs and expenses incurred by it or on its behalf in connection with this Agreement and the consummation of the transactions contemplated hereby. Each party to this Agreement (i) represents and warrants that it has not retained any finder or broker in connection with the transactions contemplated by this Agreement and (ii) agrees to indemnify and to hold the other party harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party is responsible.

     Section 7.3  Further Assurances. At any time or from time to time after the
                  ------------------
date hereof, the Company, on the one hand, and the Investor, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby.

     Section 7.4  Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
and shall inure to the benefit of the respective successors and assigns of the parties hereto.

     Section 7.5  Entire Agreement.  This Agreement and the other documents
                  ----------------
referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings between the parties with respect thereto.

     Section 7.6  Notices. All notices and other communications required or
                  -------
permitted hereunder or under the Note to any party shall be in writing and shall be delivered in person, by telecopy, by nationally recognized overnight courier or by first class mail, postage prepaid, addressed to such party at its address set forth below or such other address as may hereafter be designated in writing by such party to the other:

               (a)  if to the Company, to:

                    TeamVest, Inc.
                    11215 Rushmore Drive
                    Charlotte, North Carolina 28277
                    Telecopy:  (704) 944-7470
                    Attention: Jonathan Norwood, Chief Financial Officer

                    with a copy to:

                    Robinson, Bradshaw & Hinson, P.A.
                    101 North Tryon Street, Suite 1900
                    Charlotte, North Carolina 28246
                    Telecopy:  (704) 378-4000
                    Attention: Richard L. Mack

               (b)  if to the Investor, to:

                    Electronic Market Center, Inc.
                    1835 Market Street, Suite 420
                    Philadelphia, Pennsylvania 19103
                    Telecopy:  (215) 789-3399
                    Attention: Arthur J. Bacci, Chief Executive Officer

                    with a copy to:

                    Ballard Spahr Andrews & Ingersoll, LLP
                    1735 Market Street, 51st Floor
                    Philadelphia, Pennsylvania 19103
                    Telecopy:  (215) 864-8999
                    Attention: Justin P. Klein

          All such notices and other communications shall be deemed to have been given (i) if delivered personally or sent by telecopy, upon receipt, (ii) if delivered by overnight courier, on the business day following delivery to such courier or (iii) if mailed, on the fifth (5th) business day after deposit in the mails.

     Section 7.7  Amendments, Waivers. The terms and provisions of this
                  -------------------
Agreement or the Note may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, only by the written agreement of the Company and the Investor.

     Section 7.8  Interpretation. For purposes of this Agreement, (i) except as
                  --------------
otherwise expressly provided herein, or unless the context otherwise requires, references to "Sections" or "Schedules" without reference to a document are to the designated Sections of or Schedules to this Agreement, (ii) the words "herein," "hereof," "herewith," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision and (iii) any disclosure made on any Schedule to this Agreement with respect to any representation and warranty contained herein and that discloses any matter that is the subject of any other representation and warranty contained herein shall be deemed to have been disclosed in the appropriate Schedule modifying such other representation and warranty if it is clear from the face of the disclosure without any further investigation (including reviewing any document referenced by such disclosure) that such disclosure relates to such other representation and warranty.

     Section 7.9  Headings. The headings of the various sections and subsections
                  --------
of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

     Section 7.10 Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

     Section 7.11 Severability. To the extent any provision of this Agreement is
                  ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     Section 7.12 Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 7.13 Public Announcements. Any public announcement regarding this
                  --------------------
Agreement or the relationship between the Company and the Investor shall be reviewed and approved by both parties hereto prior to its release.

                        (signatures on following page)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             TEAMVEST, INC.


                                             By:  /s/ Jonathan W. Norwood
                                                ------------------------------

                                             Title:  CFO
                                                   ---------------------------



                                             ELECTRONIC MARKET CENTER, INC.


                                             By:  /s/ Arthur J. Bacci
                                                ------------------------------

                                             Title:  CEO
                                                   ---------------------------